SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   ----------



Date of Report (Date of earliest event reported)    January 5, 1998
                                                    ---------------

                       INTERNATIONAL FAST FOOD CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      0-20203                 65-0302338
           -------                      -------                 ----------
(State or other jurisdiction        (Commission File        (IRS Employer
 or incorporation)                           Number)         Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                         --------------
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          (Former name or former address, if changed since last report)




97/4987.100/97995

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  ---------------------------------------------

     (a) On January 5, 1998, the Company advised Moore Stephens-Lovelace, Roby, P.L. that it would not be appointed as the Company's auditors for the year ended December 31, 1997.

     (b) During the most recent fiscal year and subsequent interim period through January 5, 1998, there have been no disagreements with Moore Stephens-Lovelace, Roby, P.L. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) The Company has requested Moore Stephens-Lovelace, Roby, P.L. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Moore Stephens-Lovelace, Roby, P.L. on January 8, 1998. The Company will file such letter as an exhibit to this Form 8-K Report.

     (d) On January 7, 1998, the Board of Directors of the Company appointed Arthur Andersen as independent auditors of the Company for the fiscal year ended December 31, 1997.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)      Exhibits:

                  (1) Letter of Moore Stephens-Lovelace, Roby, P.L. pursuant to Item 304(a)(3) of Regulation S-B to be filed by amendment.


97/4987.100/73648.1
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL FAST FOOD CORPORATION


                                     By:/s/ James F. Martin
                                        ----------------------------------------
                                        JAMES F. MARTIN, Chief Financial Officer


DATED:  January 9, 1998


97/4987.100/73648.1
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